UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): June 1, 2006

CITIZENS FIRST CORPORATION

(Exact name of registrant as specified in its charter)

Kentucky	333-67435	61-0912615
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

1065 Ashley Street
Bowling Green, Kentucky 42101
(Address of principal executive offices and zip code)

(270) 393-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01 Regulation FD Disclosure

On June 1, 2006, Citizens First Corporation issued a press release announcing that it had reached a definitive agreement to acquire 100% of the outstanding stock of Kentucky Banking Centers, Inc., of Glasgow, Kentucky from Farmers Capital Bank Corporation of Frankfort, Kentucky. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description

99.1	Press release dated June 1, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens First Corporation

Date: June 1, 2006	By:	/s/ Mary D. Cohron
Mary D. Cohron
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated June 1, 2006.

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